TRADE AND OTHER PAYABLES	12 Months Ended
Dec. 31, 2022
Trade and other payables [abstract]
TRADE AND OTHER PAYABLES [Text Block]
20. TRADE AND OTHER PAYABLES

The Company’s trade and other payables are primarily comprised of amounts outstanding for purchases relating to mining operations, exploration and evaluation activities and corporate expenses. The normal credit period for these purchases is usually between 30 to 90 days.

Trade and other payables are comprised of the following items:

	December 31, 2022	December 31, 2021
Trade payables	$40,782	$41,827
Trade related accruals	30,312	30,621
Payroll and related benefits	31,797	28,162
Estimated Triggered Tax Adjustment and Working Capital Adjustment payable, net (Note 4)	—	12,570
NSR royalty liabilities (Notes 16(b)(c))	1,518	1,147
Environmental duty and net mineral sales proceeds tax	3,570	3,281
Other accrued liabilities	7,141	3,058
	$115,120	$120,666